SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 10, 2011

ANV SECURITY GROUP, INC.
(Exact name of Registrant as specified in its charter)

Nevada	000-53802	13-3089537
(State or other jurisdiction	(Commission File number)	(IRS Employer
of incorporation or organization)		Identification No.)

2nd Floor, Tower B, Jiada R&D Building, No 5, Songpingshan Road, Shenzen, China 518057
(Address of principal executive offices) (Zip Code)

0086-755-86656426
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Address If Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation for the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BY LAWS: CHANGE OF FISCAL YEAR.

On February 10, 2011, the Registrant’s board of directors determined to change its fiscal year to the calendar year from the year ended March 31 as this fiscal year is aligned with the fiscal years of its principal operating subsidiaries.  The Registrant intends to adopt new by-laws which will reflect this change.

ITEM 9. FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Business Acquired
None.
(b)	Pro-Forma Financial Information
None
(c)	Exhibits
None

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANV Security Group, Inc.

Weixing Wang

By:	/s/ Weixing Wang, CEO

Dated: February 14, 2011
Title: President and CEO